                                                                  Exhibit 23(q)

                        CENTURY CAPITAL MANAGEMENT TRUST

                               POWER OF ATTORNEY

            Each of the undersigned does hereby constitute and appoint Steven Alfano, Davis R. Fulkerson and Alexander L. Thorndike, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registrant's Registration Statements on Form N-lA pursuant to the 1933 Act and/or the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


/S/ JOHN E. BEARD                            /S/ DAVID D. TRIPPLE
------------------------------               ----------------------------------
John E. Beard, Esq.                          David D. Tripple
Trustee                                      Trustee

/S/ JERROLD MITCHELL                         /S/ DAVIS R. FULKERSON
------------------------------               ----------------------------------
Jerrold Mitchell                             Davis R. Fulkerson
Trustee                                      Trustee

/S/ ERNEST E. MONRAD                         /S/ ALEXANDER L. THORNDIKE
------------------------------               ----------------------------------
Ernest E. Monrad                             Alexander L. Thorndike
Trustee                                      Trustee, Chairman and Chief
                                             Investment Officer

/S/ MICHAEL J. POULOS                        /S/ STEVEN ALFANO
------------------------------               ----------------------------------
Michael J. Poulos                            Steven Alfano
Trustee                                      Secretary and Principal Accounting
                                             Officer

/S/ JERRY S. ROSENBLOOM
------------------------------
Jerry S. Rosenbloom
Trustee